SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 26, 2003


                              PLANVISTA CORPORATION
                    -----------------------------------------

               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                   1-13772                   13-3787901
         --------------          ------------------          -------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
        of Incorporation)                                   Identification No.)


     4010 BOY SCOUT BLVD., SUITE 200                            33607
             TAMPA, FLORIDA
      -----------------------------                         ---------------
(Address of Principal Executive Offices)                    (Zip Code)




       Registrant's telephone number, including area code: (813) 353-2300



           -----------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

          (c)  Exhibits

         The following exhibits are included with this Report:

         Exhibit 99.1 Press release dated November 26, 2003 regarding amendments to certain SEC filings.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PLANVISTA CORPORATION

Date: November 26, 2003        By:    /s/ Bennett Marks
                                  ----------------------------------------------
                                          Bennett Marks
                                          Executive Vice President and Chief
                                          Financial Officer





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                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

Exhibit 99.1                        Press Release dated November 26, 2003.